Exhibit 99.1

Delta: Leading the Way J.P. Morgan Aviation, Transportation & Industrials Conference March 5, 2019

1 Safe Harbor Statements in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward - looking statements" as defined in the Private Securities Litigation Re form Act of 1995. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward - looking statements. Thes e risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of fu el hedging activity including rebalancing our hedge portfolio, recording mark - to - market adjustments or posting collateral in connection with our fuel hedge co ntracts; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involvi ng our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependen ce on technology in our operations; the restrictions that financial covenants in our financing agreements could have on our financial and busines s o perations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in s erv ices provided by third parties; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of envir onm ental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and ke y employees; damage to our reputation and brand if we are exposed to significant adverse publicity through social media; the effects of te rro rist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airpo rts at which we operate; the effects of extensive government regulation on our business; the sensitivity of the airline industry to prolonged periods of s tag nant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - looking statement s is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2018. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of March 5, 2019, and which we have no current intention to update.

2 Current State of the Business • On track to deliver March quarter margin and earnings guidance − March quarter fuel price trending higher than $1.95 to $2.05 guidance • Consistently running the industry’s best operation with highest March quarter - to - date completion factor since merger − Unit cost growth benefiting from strong cost controls and higher completion factor • Solid revenue environment with 4% to 6% top - line growth expected in March quarter and full year − Overall demand remains healthy led by corporate • Strong brand momentum and growing loyalty base Reaffirming Full Year Earnings Per Share Guidance of $6 to $7

Delivering Against Our Investor Day Priorities 3 A powerful consumer brand rooted in a unique culture, with building momentum and a sustainable revenue premium 2 Increasingly diverse revenue stream with less than half of revenues from main cabin and strong growth prospects from premium products 3 Non - fuel unit cost trajectory below inflation as efficiency initiatives gain momentum and fleet transformation continues 4 Pipeline of opportunity to drive top - line growth and margin expansion from fleet transformation, technology innovation, joint ventures, loyalty program, and MRO expansion Delivering superior financial results – 2019 expected to deliver profits over $5 billion for a 5 th consecutive year, with return to margin expansion driving double - digit EPS growth and 15% after - tax ROIC 5 1

4 Continuing to Set the Bar Industry - leading performance, reliability, and record customer satisfaction Best completion factor More customers arrive on - time than any other airline Record bag performance Lowest level of maintenance cancellations in history Record customer satisfaction scores 49% Domestic NPS 99% Reduction in maintenance cancellations since 2010 99.8% DOT Completion Factor 85.8% On - Time Arrivals 1.5x Fewer lost bags versus industry Note : DOT completion factor, on - time arrivals (DOT A14) and maintenance cancellations are preliminary last twelve month results as of January 2019; DOT missed bag ratio (MBR) is last twelve months as of November 2018; Domestic NPS is as of January 2019

Fleet Transformation Benefits Extend into Next Decade 5 Sizable Fleet Replacement Opportunity Maintaining flexibility and balanced capital deployment, with reinvestment targeted at 50% of operating cash flow Creating Value from Existing Fleet Fleet Simplification Reducing complexity with fewer aircraft types Gauge Growth Network enables unique upgauging opportunity Next - Gen Technology Best - in - class economics and leading product Cabin Segmentation Supports revenue premium through seat mix and customer satisfaction Deployment Optimization Drive efficiency through better asset deployment Interior Investments Improve customer experience through new interiors Evolving from legacy to optimal fleet generates substantial efficiency benefit and contributes to sustained margin advantage

6 Accelerating Share Repurchases with $1.3 Billion in March Quarter • Opportunistic share repurchase funded by $1 billion short - term loan to be repaid by year end – Plan to return ~$2.5 billion to shareholders through dividends and buybacks in 2019 unchanged – Total of 26 million shares repurchased in the quarter • Committed to consistent shareholder returns – Reduced share count by ~20% since 2013, while significantly reducing debt – Five consecutive annual dividend increases, with current dividend yield ~2.8% Total Shareholder Returns $0.4B $1.4B $2.6B $3.1B $2.4B $2.5B $ 2.5B 2013 2014 2015 2016 2017 2018 2019E Share Repurchases Dividend Enabled by strong cash generation and fortress balance sheet

7 2019 Setting Up Well STRONG BALANCE SHEET AND CASH GENERATION • Expect $8 billion of operating cash flow in 2019 • Enables fleet transformation and technology investment • Opportunistically repurchased $1.3 billion of stock in March quarter WORLD’S BEST - RUN AIRLINE • Industry - leading operational performance continues to improve: 134 cancel - free days across system in 2018 • March quarter expected to have highest completion factor since merger • Strong brand momentum with record customer satisfaction: Domestic NPS 49% in January DELIVERING TOP - LINE GROWTH • Solid demand environment and diversification of revenue stream drives confidence in 4 - 6% top - line growth • Segmentation benefits continue to grow through premium mix and upsell • Growing , high - margin loyalty revenue stream from American Express IMPROVING COST TRAJECTORY • Committed to 1% non - fuel unit cost growth in 2019 • 80 aircraft deliveries expected to produce significant efficiency gains • One Delta initiative expected to produce $500 million of savings this year and $ 1 billion by 2020 On track to deliver top - line growth and margin expansion

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